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                                                               EXHIBIT 10(n)(ii)


                             AMENDMENT NO. 2 TO THE
                  LIZ CLAIBORNE, INC. 1992 STOCK INCENTIVE PLAN


         WHEREAS, Liz Claiborne, Inc. (the "Company") has adopted the 1992 Stock Incentive Plan (the "Plan");

         WHEREAS, Section 3.1 of the Plan provides that the Plan may be amended by the Board of Directors of the Company (the "Board");

         WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Plan, effective as of March 12, 1998, in the manner contemplated below;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 1.2(a) of the Plan is amended by deleting the first three sentences of such Section and substituting therefor the following:

                  "The Plan shall be administered by the Compensation Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors"."

         2. Section 2.3(d) of the Plan is amended by deleting the second sentence of such Section.

         3. Section 2.4(b) of the Plan is deleted in its entirety.

         4. Section 3.6(b) is amended by deleting the words "(the "Tax Date")" in the third sentence of such Section.

         5. Section 3.6(b) is further amended by deleting the final sentence of such Section.
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         6. Except as otherwise amended hereby, the Plan is confirmed and ratified in all respects.

         IN WITNESS WHEREOF, Liz Claiborne, Inc. has caused this instrument to be executed on this 12th day of March, 1998.


                                                      LIZ CLAIBORNE, INC.


                                               By: /s/ Samuel Miller
                                                   ----------------------
                                                   Senior Vice President Finance
                                                   Chief Financial Officer

ATTEST:


By: /s/ Nicholas J. Rubino
   -------------------------------------
   Vice President-Deputy General Counsel